                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                     $1,000,000,000.00 Amended and Restated
                             3-Year Credit Agreement

                                   dated as of

                                January 17, 2002

                                      among

                    INTERNATIONAL LEASE FINANCE CORPORATION,

                         THE BANKS (as defined herein),

                               CITICORP USA, INC.,
                            as Administrative Agent,

                                       and

                           SALOMON SMITH BARNEY INC.,
                          as Arranger and Book Manager

                              AMENDED AND RESTATED
                        3-YEAR REVOLVING CREDIT AGREEMENT

        AMENDED AND RESTATED 3-YEAR REVOLVING CREDIT AGREEMENT (this "Agreement") dated as of January 17, 2002 among INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation (the "Company"), the financial institutions listed on the signature pages hereof (herein, together with their respective successors and assigns, collectively called the "Banks" and individually each called a "Bank") and CITICORP USA, INC. (herein, in its individual capacity, together with it successors and assigns, called "CUSA"), as agent for the Banks (herein, in such capacity, together with is successors and assigns in such capacity, called the "Agent").

        The Company, the Agent and certain Banks are parties to a 5-year Revolving Credit Agreement dated as of January 17, 1997 (as modified, amended and in effect on the date hereof, the "Existing Credit Agreement").

        The Company has requested that the Existing Credit Agreement be amended to, among other things, decrease the Aggregate Commitment from $1,250,000,000 to $1,000,000,000, extend the Termination Date, add The Governor and Company of the Bank of Scotland, ABN AMRO Bank N.V., Lloyds TSB Bank Plc and Lehman Commercial Paper Inc. (each a "New Bank") as a "Bank" under the Existing Credit Agreement and modify certain other provisions thereof, all as set forth herein, and that the Existing Credit Agreement be restated in its entirety as so amended, all as of the Restatement Effective Date (as hereinafter defined).

        Accordingly, the parties hereto agree as follows:

        SECTION 1.01. DEFINITIONS; INTERPRETATION. Capitalized terms used but not otherwise defined herein have the respective meanings ascribed thereto in the Existing Credit Agreement. The provisions hereof shall be deemed to have effect from the Restatement Effective Date without retroactive effect.

        SECTION 1.02. AMENDMENTS. Effective as of the Restatement Effective Date, the Existing Credit Agreement is amended as follows and, as so amended, is hereby restated in its entirety:

        (1) The references on the cover page and in the recitals of the Existing Credit Agreement, in the definition of "Aggregate Commitment" in Section 1.2 of the Existing Credit Agreement and in each Exhibit to the Existing Credit Agreement to the aggregate amount of the Commitments are amended to refer to the aggregate amount of $1,000,000,000, and Schedule I to the Existing Credit Agreement is amended to read in its entirety in accordance with Schedule I hereto.

        (2) The reference to "fifth anniversary" in the definition of "Termination Date" in Section 1.2 of the Existing Credit Agreement is amended to read "third anniversary".

        (3) (a) The reference to "Section 6.4(b)" in Section 13.4.1 of the Existing Credit Agreement is amended to read "Section 6.4(b) and in Section 6.4(c)", and the reference to "Sections 7.1, 7.4, 13.5 and 13.6" in Section
13.4.2 of the Existing Credit Agreement is amended to read "Sections 6.4(b), 6.4(c), 7.1, 7.4, 13.5 and 13.6".

        (b) Section 6.4 of the Existing Credit Agreement is amended to read in its entirety as follows:

                Section 6.4. Taxes, etc. (a) All payments made by the Company to the Agent, any Bank, any Assignee or any Participant under this Agreement and the Notes shall be made without any set-off or counterclaim, and free and clear of and without deduction for or on account of any present or future Taxes now or hereafter imposed (except to the extent that such withholding or deduction is compelled by law or results from the breach, by the recipient of a payment, of its agreement contained in Section 6.4(b) or 6.4(c) or would not be required if the representation or warranty contained in Section 6.4(b) were true), excluding any Taxes generally assessed on the overall net income of the Agent, any Bank, any Assignee or any Participant, as the case may be, by the government or other authority of the country in which the Agent, such Bank, such Assignee or such Participant is incorporated or in which its Funding Office or the office through which it is acting is located. If the Company is compelled by law to make any such deductions or withholdings it will:

            (i) pay to the relevant authorities the full amount required to be so withheld or deducted,

            (ii) except to the extent that such withholding or deduction results from the breach by the recipient of a payment of its agreement contained in Section 6.4(b) or 6.4(c) or would not be required if the representation or warranty contained in Section 6.4(b) were true, pay such additional amounts as may be necessary in order that the net amount received by the Agent, each Bank, each Assignee and each Participant after such deductions or withholdings (including any required deduction or withholding on such additional amounts) shall equal the amount such payee would have received had no such deductions or withholdings been made, and

            (iii) promptly forward to the Agent (for delivery to such payee) an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authorities.

    Moreover, if any Taxes are directly asserted against the Agent, any Bank, any Assignee or any Participant, such payee may pay such Taxes and the Company shall promptly pay such additional amount (including, without limitation, any penalties, interest or expenses) as may be necessary in order that the net amount received by such payee after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such payee would have received had no such Taxes been asserted (provided, that the Agent, the Banks, and any Assignee or Participant shall use reasonable efforts, to the extent consistent with applicable laws and regulations, to minimize to the extent possible any such Taxes if they can do so without material cost or legal or regulatory disadvantage). For purposes of this Section 6.4, a distribution hereunder by the Agent or any Bank to or for the account of any Bank, Assignee or Participant shall be deemed to be a payment by the Company. The Company's agreement under this Section 6.4 shall survive repayment of the Loans, cancellation of the Notes or any termination of this Agreement.

            (b) In consideration of, and as a condition to, the Company's undertakings in Section 6.4(a), each Bank other than a Bank that is organized and existing under the laws of the United States of America or any State thereof (a "Non-U.S. Bank") agrees to execute and deliver to the Agent at its Payment Office for delivery to the Company, before the first scheduled payment date in each year, (i) to the extent it acts for its own account with respect to any portion of any sums paid or payable to such Bank under this Agreement, two original copies of United States Internal Revenue Service Forms W-8BEN or W-8ECI (or any successor forms), as appropriate, properly completed and duly executed by such Non-U.S. Bank, and claiming complete exemption from withholding and deduction of United States federal Taxes, and (ii) to the extent it does not act or has ceased to act for its own account with respect to any portion of any sums paid or payable to such Bank under this Agreement (for example, in the case of a typical Participation by such Bank), (1) for the portion of any such sums paid or payable with respect to which such Bank acts for its own account, two original copies of the forms or statements required to be provided by such Bank under subsection (i) of this Section 6.4(b), properly completed and duly executed by such Non-U.S. Bank and claiming complete exemption from withholding and deduction of United States federal Taxes, and (2) for the portion of any such sums paid or payable with respect to which such Non-U.S. Bank does not act or has ceased to act for its own account, two original copies of United States Internal Revenue Service Form W-8IMY (or any successor forms), properly completed and duly executed by such Non-U.S. Bank, together with any information, if any, such Non-U.S. Bank chooses to transmit with such form, and any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder. Each Bank represents and warrants to the Company that, at the date of this Agreement, or at the time such Bank becomes a Bank hereunder pursuant to Section 13.4.1 or 13.8(c), its Funding Office is entitled to receive payments of principal and interest hereunder without deduction for or on account of any Taxes imposed by the United States of America or any political subdivision thereof.

            (c) Each Non-US Bank hereby agrees, from time to time after the initial delivery by such Non-U.S. Bank of any forms or other information pursuant to Section 6.4(b), whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence so delivered obsolete or inaccurate in any material respect, that such Non-U.S. Bank shall promptly (and in all events, prior to the next applicable payment date), deliver to Agent at its Payment Office for delivery to the Company two original copies of any renewal, amendment or additional or successor forms, properly completed and duly executed by such Non-U.S. Bank, together with any other certificate or statement of exemption required by applicable law or regulation in order to (i) confirm or establish such Non-U.S. Bank's complete exemption from withholding and deduction of United States federal Taxes with respect to payments to such Bank under this Agreement or (ii) in the case of a change in law after the date on which such Non-U.S. Bank became a Bank hereunder pursuant to Section
    13.4.1 that results in a withholding or deduction of United States federal Taxes on payments hereunder to such Non-U.S. Bank, establish the status of such Non-U.S. Bank as other than a United States person for United States federal Tax purposes and claim the benefit of a reduced rate of withholding and deduction of United States federal Taxes with respect to any such payments under an applicable tax treaty of the United States, or (iii) if applicable, confirm or establish that such Non-U.S. Bank does not act for its own account with respect to any portion of any such payments.

            (d) Nothing contained in this Section 6.4 shall require any Bank to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Company or any other Person.

        (4) (a) Sections 4.5 and 4.6 of the Existing Credit Agreement are renumbered as Sections 4.6 and 4.7, respectively, and references in the Existing Credit Agreement to former Sections 4.5 and 4.6 shall be deemed to be references to Sections 4.6 and 4.7, respectively.

        (b) A new Section 4.5 is added to the Existing Credit Agreement in the appropriate numerical place, such new Section to read in its entirety as follows:

            Section 4.5. Utilization Fee. The Company agrees to pay to the Agent for the accounts of the Banks pro rata in accordance with their respective Percentages, (i) during any period that the aggregate outstanding principal amount of the Loans exceeds 33.33% of the Aggregate Commitment, a utilization fee computed by multiplying the average daily amount of the Aggregate Commitment by the applicable percentage determined with respect to such utilization fee in accordance with Schedule II hereto and (ii) during any period that the aggregate outstanding principal amount of the Loans exceeds 66.66% of the Aggregate Commitment, a utilization fee computed by multiplying the average daily amount of the Aggregate Commitment by the applicable percentage determined with respect to such utilization fee in accordance with Schedule II hereto; provided, that if the then outstanding aggregate principal amount of Bid Loans exceeds an amount equal to 33.33% of the Aggregate Commitments as then in effect, then in calculating the aggregate outstanding principal amount of the Loans for purposes of this
    Section 4.5 only, the aggregate outstanding principal amount of Loans shall not include an amount equal to 33.33% of the Aggregate Commitments as then in effect. Accrued utilization fees shall be due and payable on each date that interest is payable on each such Loan.

        (c) The first parenthetical of the proviso to Section 13.8(d) of the Existing Credit Agreement is amended to read in its entirety as follows:

            (and, for purposes of calculating facility fees under Section 4.4, utilization fees under Section 4.5 and determining the Required Banks (except as provided below), but for no other purpose, such Terminating Bank's Commitment shall continue until).

        (5) The reference to "September 30, 1994" in the definition of "Consolidated Tangible Net Worth" in Section 1.2 of the Existing Credit Agreement is amended to read "December 31, 2000", and Section 9.12 of the Existing Credit Agreement is amended to read in its entirety as follows:

            Section 9.12. Consolidated Tangible Net Worth. Not permit the Company's Consolidated Tangible Net Worth to be less than $2,750,000,000 minus, to the extent included in the calculation of Consolidated Tangible Net Worth, other comprehensive income of the Company and its Subsidiaries (or, in the case of a comprehensive income deficit, plus the amount of such deficit) plus 50% of (a) the cumulative net income (but without deduction for cumulative net losses) of the Company and its Subsidiaries since December 31, 2000 determined on a consolidated basis in accordance with United States of America generally accepted accounting principles, (b) the cumulative equity capital contributions from AIG since December 31, 2000 and
    (c) the net proceeds from the sale of preferred stock, in each case for the period from December 31, 2000 to and including the date of any determination hereunder.

        (6) The reference to "one calendar year" in Section 13.8(a) of the Existing Credit Agreement is amended to read "one calendar year, or such shorter period as agreed upon by the Company and the Agent", and the reference to "January 17 of the year immediately succeeding" in said Section 13.8(a) is amended to read "the date one year after, or the last day of such shorter period as agreed as provided above,".

        (7) (a) The reference in the "Whereas" clause of the recitals of the Existing Credit Agreement to "to enable the Company to support its commercial paper program and for other general corporate purposes" is amended to read "for general corporate purposes".

        (b) Section 8.14 of the Existing Credit Agreement is amended to read in its entirety as follows:

                Section 8.14. Use of Proceeds. The proceeds of the Loans will be used by the Company for general corporate purposes.

        (c) Clause (d) of Section 9.16 of the Existing Credit Agreement is amended to read in its entirety as follows:

                (d) for any other purpose except for general corporate purposes in the ordinary course of business.

        (8) Schedule II to the Existing Credit Agreement is amended to read in its entirety in accordance with Schedule II hereto.

        (9) Each New Bank shall be deemed to be a "Bank" under and for all purposes of the Existing Credit Agreement as amended and restated hereby and each reference in the Existing Credit Agreement as amended and restated hereby to "Bank" shall be deemed to include each New Bank, and each New Bank shall have a "Commitment" in the amount set opposite its name on Schedule II hereto.

        SECTION 1.03. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Banks as of the Restatement Effective Date that each of the representations and warranties set forth in Section 8 of the Existing Credit Agreement, as amended and restated hereby, is true on and as of the Restatement Effective Date as if made on and as of the Restatement Effective Date. The parties hereto agree that it shall be deemed an Event of Default under
Section 11.1.5 of the Credit Agreement, as amended and restated hereby, if the representations and warranties contained in this Section 1.03 shall prove to have been untrue or misleading in any material respect when made or deemed made.

        SECTION 1.04. RESTATEMENT EFFECTIVE DATE. This Agreement shall become effective on the date hereof (the "Restatement Effective Date") upon the satisfaction prior to such date of the following conditions:

            (a) Agreement. The Agent shall have received this Agreement duly executed and delivered by each of the Banks and the Company and the Agent shall have received a fully executed Committed Note and a fully executed Bid Note for each Bank, and the Company shall have received from each bank party to the Existing Credit Agreement its Committed Note and Bid Note, each marked "Cancelled", or such other satisfactory evidence of cancellation thereof.

            (b) Evidence of Corporate Action. The Agent shall have received certified copies of all corporate actions taken by the Company to authorize this Agreement and the Notes.

            (c) Incumbency and Signatures. The Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Company certifying the names of the officer or officers of the Company authorized to sign this Agreement, the Notes and the other documents provided for in this Agreement to be executed by the Company, together with a sample of the true signature of each such officer (it being understood that the Agent and each Bank may conclusively rely on such certificate until formally advised by a like certificate of any changes therein).

            (d) Good Standing Certificates. The Agent shall have received such good standing certificates of state officials with respect to the incorporation of the Company, or other matters, as the Agent or the Banks may reasonably request.

            (e) Opinions of Company Counsel. The Agent shall have received favorable written opinions of O'Melveny & Myers LLP, counsel for the Company, in substantially the form of Exhibit G to the Existing Credit Agreement (with appropriate modifications to reflect the amendment and restatement thereof contemplated hereby and the elimination of Regulation G), and the General Counsel of the Company, in substantially the form of Exhibit H to the Existing Credit Agreement (with appropriate modifications to reflect the amendment and restatement thereof contemplated hereby and changes to the list of the Company's Subsidiaries).

             (f) Opinion of Agent's Counsel. The Agent shall have received a favorable written opinion of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to the Agent, with respect to documents received by the Agent and the Banks and such legal matters as the Agent reasonably may require.

            (g) Other Documents. The Agent shall have received such other certificates and documents as the Agent or the Banks reasonably may require.

            (h) Fees. The Agent shall have received for the account of the Agent the Agent's fees payable to the Funding Date pursuant to Section
        4.6 of the Existing Credit Agreement.

            (i) Material Adverse Change. The Agent shall have received a certificate of the Company's chief financial officer confirming that since the date of the audited financial statements identified in Section
        8.4 of the Existing Credit Agreement, there shall not have occurred any material adverse change in the business, credit, operations, financial condition or prospects of the Company and its Subsidiaries taken as a whole.

        SECTION 1.05. MISCELLANEOUS.

        (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all the Banks.

        (b) This Agreement shall be governed by and construed in accordance with the law of the State of New York.

        (c) This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Company:                                INTERNATIONAL LEASE FINANCE CORPORATION


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

Agent:                                  CITICORP USA, INC., as Agent


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

Banks:                                  CITICORP USA, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        JPMORGAN CHASE BANK


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        COMMERZBANK AG, NEW YORK AND
                                        GRAND CAYMAN BRANCHES


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        THE BANK OF TOKYO-MITSUBISHI, LTD.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        THE GOVERNOR AND COMPANY OF THE
                                        BANK OF SCOTLAND


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        ABN AMRO BANK N.V.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        SOCIETE GENERALE


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        WESTDEUTSCHE LANDESBANK
                                         GIROZENTRALE


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        THE BANK OF NEW YORK


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        DEUTSCHE BANK AG NEW YORK
                                         BRANCH


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        LLOYDS TSB BANK PLC


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        BARCLAYS BANK PLC


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        THE SANWA BANK, LIMITED


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        LEHMAN COMMERCIAL PAPER INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        THE DAI-ICHI KANGYO BANK, LTD.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        SANPAOLO IMI S.p.A.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        STANDARD CHARTERED BANK


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                   Schedule I

                                Schedule of Banks

BANK                                              COMMITMENT
----                                              ----------
Citicorp USA, Inc.                                $120,000,000

JPMorgan Chase Bank                               $115,000,000

Commerzbank AG, New York and Grand Cayman         $115,000,000
Branches

The Bank of Tokyo-Mitsubishi, Ltd.                $115,000,000

The Governor and Company of the Bank              $115,000,000
of Scotland

ABN AMRO Bank N.V.                                $80,000,000

Societe Generale                                  $80,000,000

Westdeutsche Landesbank Girozentrale              $60,000,000

The Bank of New York                              $40,000,000

Deutsche Bank AG New York Branch                  $30,000,000

Lloyds TSB Bank Plc                               $30,000,000

Barclays Bank Plc                                 $20,000,000

The Sanwa Bank, Limited                           $20,000,000

Lehman Commercial Paper Inc.                      $20,000,000

The Industrial Bank of Japan, Limited             $10,000,000

The Dai-Ichi Kangyo Bank, Ltd.                    $10,000,000

SANPAOLO IMI S.p.A.                               $10,000,000

Standard Charted Bank                             $10,000,000

                                   Schedule II

                                Fees and Margins
                                (in basis points)


                     Level I     Level II    Level III     Level IV      Level V     Level VI
                     Pricing      Pricing     Pricing       Pricing      Pricing      Pricing
                     -------     --------    ---------     --------      -------     --------
Facility Fee           9.0         10.0         11.0         12.5          15.0        20.0

Margins:

    LIBOR              6.0         15.0         24.0         32.5          45.0        55.0
    Base               0.0         0.00          0.0          0.0           0.0         0.0


    Competitive       As bid by    As bid by   As bid by     As bid by    As bid by    As bid by
    Bid Option        the Banks    the Banks   the Banks     the Banks    the Banks    the Banks

Utilization Fee
Rate:

    In excess          5.0          5.0          5.0          5.0           5.0        10.0
    of 33.33%

    In excess         10.0         10.0         10.0         15.0          15.0        25.0
    of 66.66%


        For purposes of this Schedule, the following terms have the following meanings:

        "Level I Pricing" means the pricing during any period during which the Company's long-term senior unsecured debt is rated AA or higher by S&P or Aa2 or higher by Moody's.

        "Level II Pricing" means the pricing during any period during which (i) the Company's long-term senior unsecured debt is rated AA- or higher by S&P or Aa3 or higher by Moody's and (ii) Level I Pricing does not apply.

        "Level III Pricing" means the pricing during any period during which (i) the Company's long-term senior unsecured debt is rated A+ or higher by S&P or A1 or higher by Moody's and (ii) neither Level I Pricing nor Level II Pricing applies.

        "Level IV Pricing" means the pricing during any period during which (i) the Company's long-term senior unsecured debt is rated A or higher by S&P or A2 or higher by Moody's and (ii) none of Level I Pricing, Level II Pricing and Level III Pricing applies.

        "Level V Pricing" means the pricing during any period during which (i) the Company's long-term senior unsecured debt is rated A- or higher by S&P or A3 or higher by Moody's and (ii) none of Level I Pricing, Level II Pricing, Level III Pricing and Level IV Pricing applies.

        "Level VI Pricing" means the pricing during any period during which no other Pricing Level applies.

        "Moody's" means Moody's Investors Service, Inc. or any successor corporation thereto.

        "Pricing Level" means Level I Pricing, Level II Pricing, Level III Pricing, Level IV Pricing, Level V Pricing and Level VI Pricing.

        "S & P's" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor corporation thereto.

        Any change in fees or margins by reason of a change in S&P's rating or Moody's rating shall become effective on the date of announcement or publication by the respective rating agencies of a change in such rating or, in the absence of such announcement or publication, on the effective date of such changed rating.

        If S&P's rating and Moody's rating differ by more than one rating level, then the applicable Pricing Level shall be one rating level higher than the Pricing Level resulting from the application of the lower of such ratings.

                                      -2-